Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.

                                                              September 23, 1997


                         GLAXO OPERATIONS UK LIMITED (1)

                                       and

                           CHIREX (ANNAN) LIMITED (2)

                                       and

                          CHIREX (HOLDINGS) LIMITED (3)

                                ----------------

                                SUPPLY AGREEMENT

                                ----------------

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


                                TABLE OF CONTENTS

CLAUSE                                                                   PAGE NO

1. DEFINITIONS AND INTERPRETATION................................... 1

2. SUPPLY OF PRODUCTS............................................... 4

3. PRICE/PAYMENT.................................................... 7

4. SUPPLY OF RAW MATERIALS.......................................... 9

5. FORECASTS; ORDERS; DELIVERY..................................... 10

6. TITLE/RISK OF LOSS.............................................. 10

7. PREMISES/PLANT.................................................. 10

8. COVENANTS AS TO QUALITY AND QUANTITY............................ 11

9. SAMPLES; INSPECTIONS............................................ 12

10. TECHNICAL ASSISTANCE........................................... 13

11. HAZARDS........................................................ 13

12. INTELLECTUAL PROPERTY; IMPROVEMENTS............................ 13

13. CONFIDENTIALITY................................................ 15

14. CONSENTS....................................................... 16

15. ASSIGNMENT..................................................... 16

16. DURATION....................................................... 17

17. DENIAL OF RIGHTS............................................... 20

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


18. PRODUCT COMPLAINTS; ADVERSE EVENT REPORTS...................... 20

19. INDEMNITIES.................................................... 20

20. INSURANCE...................................................... 21

21. FORCE MAJEURE.................................................. 22

22. NOTICES........................................................ 22

23. DISPUTE RESOLUTION............................................. 23

24. PUBLICITY...................................................... 23

25. CONTRACT ADMINISTRATION........................................ 23

26. LIABILITY...................................................... 24

27. WAIVER......................................................... 24

28. CONSENT TO JURISDICTION........................................ 24

29. ENTIRETY....................................................... 24

30. LAW............................................................ 24

31. SUCCESSORS AND ASSIGNS......................................... 24

32. PARTIES........................................................ 24



SCHEDULE 1 - THE PRODUCTS.......................................... 26

SCHEDULE 2 - KEY MATERIALS......................................... 27

SCHEDULE 3 - NOTIONAL CAPACITY REQUIREMENTS........................ 28

SCHEDULE 4 - FORMULA FOR PROFIT SHARE.............................. 30

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


                                SUPPLY AGREEMENT

THIS AGREEMENT is dated                                       September 23, 1997
BETWEEN:

(1) GLAXO OPERATIONS UK LIMITED registered number 711851 whose registered office is at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex UB6 0NN ('Glaxo Operations')

(2) CHIREX (ANNAN) LIMITED registered number 3417229 whose registered office is at Dudley, Cramlington, Northumberland NE23 7QG ("Chirex Annan")

(3) CHIREX (HOLDINGS) LIMITED whose registered office is at Dudley, Cramlington, Northumberland NE23 7QG ("Chirex Holdings")

WHEREAS:

The Parties have agreed that Chirex Annan or another company within the Chirex Group would manufacture and supply and Glaxo Operations would purchase certain active ingredients and intermediates for use in pharmaceutical products under the terms of this agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.    DEFINITIONS AND INTERPRETATION

      1.1. In this agreement the following expressions shall have the following meanings unless the context otherwise requires:

            "Added Value" means, in relation to a Product the price payable (or which would have been payable for the Product by Glaxo Operations had Glaxo Operations ordered it) under the terms of this agreement less (a) Chirex Annan's cost of raw materials employed (or which would have been employed had Glaxo Operations ordered the Product) in Manufacturing that Product (b) any variable costs directly incurred in respect of the Manufacture of that Product], and the packaging costs and the cost of disposal of effluent in respect of the Manufacture of that Product;

            "Approved Supplier" means a person designated in the Manufacturing Instructions which has been approved by Glaxo Operations in writing for the supply of Raw Materials;

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Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            "Chirex Group" means Chirex (Holdings) Limited , any parent company of Chirex Holdings Limited and any company which, in relation to Chirex (Holdings) Limited and/or any parent company of Chirex (Holdings) Limited is a subsidiary undertaking from time to time;

            "Chirex Holdings" means Chirex (Holdings) Limited, whose registered office is at Dudley, Cramlington, Northumberland NE23 7QG;

            "Contract Year" means, in the case of the first Contract Year, the period from the date of this agreement to 31 December 1997 and in the case of subsequent Contract Years the respective periods commencing on 1 January and ending on 31 December of the same year;

            "Current Good Manufacturing Practices" or "CGMP's" means all applicable standards relating to manufacturing practices for fine chemicals, intermediates, or bulk pharmaceutical products (i) promulgated by any Governmental Body having jurisdiction over the manufacture of the Products in the form of laws or regulations, (ii) promulgated by any Governmental Body having jurisdiction over the Manufacture of the Products, in the form of guidance documents (including but not limited to advisory opinions, compliance policy guides and guidelines) which guidance documents have been implemented within the pharmaceutical manufacturing industry for such products in each case as in effect at the date of this agreement and as amended, promulgated or accepted from time to time during the term of this agreement;

            "Facility" means the manufacturing facility of Chirex (Annan) Limited located at Annan and/or the manufacturing facility of Chirex (Dudley) Limited located at Dudley;

            "Firm Commitments" means in respect of any Product the quantities of such Product so identified in Schedule 1;

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            "Force Majeure" means any decree, restraint, order, rule, regulation or other interference by any government or local authority, war, strike, lockout, trade dispute, riot, epidemic disease, act of God, inevitable accident, breakdown of plant or machinery, fire, flood or any other circumstances whatsoever whether similar to the above causes or not over which Glaxo Operations or Chirex Annan, as the case may be, shall have no control;

            "Governmental Body" means any government department or agency, regulatory authority or any entity with legal authority to exercise executive, legislative, judicial, regulatory or administrative functions;

            "GW Group" means Glaxo Operations, any parent company of Glaxo Operations and any company which, in relation to Glaxo Operations and/or any parent company of Glaxo Operations, is a subsidiary undertaking from time to time;

            "Intended Quantities" means the quantities of **** and **** so identified in Schedule 1;

            "Key Materials" means those Raw Materials to be used in the Manufacture of the Products set out in Column 1 of Schedule 2;

            "Manufacture" means all operations in the production and/or packaging of Products and 'Manufactured' shall be construed accordingly;

            "Manufacturing Instructions" means full descriptions and instructions concerning Raw Materials usage, operating conditions, process and quality standards to be employed by Chirex Annan in the Manufacture of Products, including Product specifications, packaging instructions and quality control procedures, details of which have been communicated by Glaxo Operations and agreed by Chirex Annan;

            ****

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            "Other Materials" means all Raw Materials other than the Key Materials;

            "Parties" means the parties in this agreement;

            "Products" means the compounds listed in Column 1 of Schedule 1;

            "Quarter" means a period of three months beginning on 1 January, 1 April, 1 July, or 1 October respectively;

            "Raw Materials" means all raw and packaging materials used in the Manufacture of the Products; and

            "Replacement Products" means the products identified as such in
            Schedule 1 and such other products agreed by the Parties from time to time.

      1.2. The headings in this agreement are for ease of reference only and do not form part of this agreement for the purposes of interpretation.

      1.3 References to persons in this agreement shall mean any individual or corporation, company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

2.    SUPPLY OF PRODUCTS

      2.1 Chirex Annan hereby agrees to Manufacture and sell to Glaxo Operations in each Contract Year the volumes of Products set out in
            Schedule 1 during the term of this agreement at the prices set forth in Schedule 1, or as adjusted in accordance with the terms of this agreement, and Glaxo Operations agrees to purchase such Products at such prices. Schedule 1 sets out Firm Commitments and Intended Quantities. It is acknowledged by the Parties that Glaxo Operations is unable, at the date of this agreement, to confirm that it will purchase the volumes of **** and **** designated as Intended Quantities in Schedule 1, due to regulatory and market uncertainties.

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


      2.2 While Glaxo Operations is committed to honouring its commitments and obligations under clause 2.1, the Parties recognise and agree that the purchase of the Intended Quantities of some volumes of **** in 2000 and thereafter and in all the volumes of **** may be inhibited due to regulatory and market uncertainties in relation to these Products or the products manufactured from the Products. In the event that Glaxo Operations is unable, due to lack of regulatory approval and/or marketing uncertainties to purchase the Intended Quantities of **** in 2000 and thereafter or of **** at any time then the Parties will in good faith negotiate and Glaxo Operations shall use its best endeavours to purchase Replacement Products to compensate Chirex Annan in full for any such shortfall. The principle of such compensation shall be to make up volumes of Intended Quantities with volumes of Replacement Products which will result in equivalent Added Value to Chirex Annan and/or any other company in the Chirex Group. The terms of purchase of such Replacement Product shall be the same, mutatis mutandis, as under this agreement.

      2.3 The Parties recognise that it may be desirable, particularly at the beginning or end of any Contract Year for a Product scheduled to be Manufactured and/or purchased in one Contract Year to be Manufactured and/or purchased in the following or immediately preceding Contract Year. The Party proposing any such rescheduling shall give as much advance notice of its proposals as is reasonably practicable. Any such rescheduling shall be subject to the agreement of the Parties.

      2.4 In respect of the Product ****, the Firm Commitments shall include the requirement of **** and its affiliates. If and to the extent that quantities of such product are purchased by **** and its affiliates direct from Chirex Annan and/or any other company in the Chirex Group, such quantities shall be deemed to have been purchased by Glaxo Operations for the purpose of fulfilling Glaxo Operations' obligations under this clause 2.

      2.5 If Glaxo Operations is unable for any reason (other than due to the default of Chirex Annan) to purchase any Firm Commitments of any Product Glaxo Operations shall in that event compensate Chirex Annan in full in accordance with the terms of this

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            clause but not further or otherwise. Notwithstanding this Chirex Annan will use its reasonable endeavours to evaluate in good faith the possibility of the Manufacture of other products including the Replacement Products or increased volumes of Products for Glaxo Operations to purchase on the same terms as this agreement.

            If, in respect of any Contract Year, Glaxo Operations orders less Product than the amount set out in Schedule 1 with reference to that Contract Year as a Firm Commitment, Glaxo Operations shall, on or before 14 January in the immediately following Contract Year, pay to Chirex Annan a sum in pounds sterling equal to the Added Value which would have been generated had Glaxo Operations submitted orders for such quantity of the Product as represents the difference between the amount of Product actually ordered by Glaxo Operations in respect of the Contract Year in question and the Firm Commitment amount which it undertook to order under the terms of clause 2.

      2.6 Without prejudice to Chirex Annan's obligations under clause 2.1 and 5, Chirex Annan undertakes to have sufficient capacity available at the Facilities to Manufacture not less than 10% in excess of orders placed by Glaxo Operations under the terms of this agreement in accordance with the following procedure:

            2.6.1 Glaxo Operations shall advise its proposed Firm Commitment volumes for the next Contract Year by 30 August of the previous year;

            2.6.2 Chirex Annan will by October of the previous year advise Glaxo
                  Operations of the production schedule for the following Contract Year including (a) timing of available capacity to make up to 10% in excess of the Firm Commitment and (b) any opportunity to Manufacture in excess of 10% more than the Firm Commitment;

            2.6.3 Glaxo Operations will by November of the previous year advise
                  Chirex Annan of its wish to reserve available capacity for in excess of 10% of the Firm Commitment in respect of the following Contract Year. Chirex Annan

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


                  shall advise Glaxo Operations whether it is able to reserve any further capacity but shall be under no obligation to do so. If such additional capacity is available the Parties will then negotiate a reservation fee as it is recognised that Chirex Annan will be holding an under utilised capacity for Glaxo Operations. Schedule 3 sets out Chirex Annan's current estimate of the capacity which it expects to be available at the Facilities in respect of the Products in the periods set out.

      2.7 It is acknowledged that it is the intention of Glaxo Operations and Chirex Annan to achieve volumes of Products (not Replacement Products) in excess of the total number specified in Schedule 1.

      2.8 In the event that Chirex Annan is unable to perform its obligations under this agreement in respect of confirmed orders placed by Glaxo Operations and accepted by Chirex Annan in accordance with the terms of this agreement Firm Commitments quantities specified in Schedule 1 shall be reduced to the extent of such shortfall, without prejudice to any other rights Glaxo Operations may have under this agreement. For the avoidance of doubt there shall be no obligation on Glaxo Operations to make up any such shortfall in later Contract Years.

      2.9 This clause shall apply if Glaxo Operations places a confirmed order under this agreement and Glaxo Operations subsequently gives Chirex Annan written notice that it is unable to comply with such order. In this event any savings of fixed costs of Chirex Annan or other member of the Chirex Group which Chirex Annan can make by using the capacity which had been reserved for the manufacture of such Product and which is actually used in the Manufacture, in the same period, of product for a third party, shall be deducted from any payments due by Glaxo Operations in respect of such order.

      2.10 The **** of **** to be ordered in accordance with Schedule 1 in respect of 1997 will be reduced, if this agreement is entered into after 10 October 1997. The reduction will be calculated according to a formula being the number of days from 1 October

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            1997 to the date this agreement is entered into divided by 92 days and multiplied by ****.

      2.11 Glaxo Operations shall have met its obligations with regard to Firm Commitments and Intended Quantities if it purchases products from Chirex Annan irrespective of individual product volumes that will result in equivalent Added Value to Chirex Annan in respect of any Contract Year had the quantities specified in Schedule 1 been ordered in that Contract Year.

3.    PRICE/PAYMENT

      3.1 3.1. Glaxo Operations shall pay Chirex Annan in accordance with the sums set out in Schedule 1 for all Products purchased under this agreement. Chirex Annan shall bear the cost of delivery within the United Kingdom. Glaxo Operations shall in addition pay to Chirex Annan any delivery costs and any taxes, or import or export duties in respect of deliveries outside of the UK.

      3.2 Glaxo Operations shall make payment to Chirex Annan not later than 30 days from the date of invoice. In respect of **** and **** and in respect of such other products as the Parties may agree which are Manufactured in a campaign Chirex Annan shall be entitled to invoice monthly during the term of such campaign, the volume actually available for despatch. Chirex Annan shall invoice Glaxo Operations upon notifying Glaxo Operations in writing that the Product has been Manufactured and is available for delivery to Glaxo Operations and whether or not Glaxo Operations shall have ordered such delivery.

      3.3 The prices payable for the Products shall be adjusted annually before the end of the year immediately preceding the Contract Year in respect of which such adjusted price is to apply. The adjusted price shall reflect any material costs variations (upwards or downwards) since the last adjustment (or, in the case of the first adjustment since the date of this agreement) in Chirex Annan's unit raw materials costs plus direct costs

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            base (including labour and overheads) and usage yields and, in respect of the Contract Years 2001, and 2002 shall take into account the ****. The adjusted price in respect of the future supply of any particular Product shall also reflect any cost savings achieved through process improvements (achieved in respect of that Product only) provided that any such adjustments shall only be made if the Added Value derived from the total volume of Products ordered by Glaxo Operations for that Contract Year exceeds the Added Value that would have been derived if Glaxo Operations had ordered the aggregate volumes of Firm Commitments and Intended Quantities set out in Schedule 1.

      3.4 During August of each Contract Year, or at any other time which the Parties agree (save for the first Contract Year) in which case the relevant month shall be November) in the year immediately preceding the year in relation to which such adjusted price is to apply Chirex Annan shall deliver to Glaxo Operations a statement showing in relation to each Product the variations in costs detailing raw material (usage and conversion)and direct costs.

            Within 30 days following delivery of such statement the Parties shall discuss the statement and endeavour to agree the amount of the variations and the amount by which the price in respect of each Product shall be adjusted. Glaxo Operations shall be entitled, as part of its review, to require Chirex Annan to provide it with such underlying financial information as is relevant in relation to the statement produced by Chirex Annan.

            If the Parties agree the amount of the variation within the 30 day period (or such longer period as they may agree) they shall agree, by exchange of correspondence, the price adjustment to the Product. If the Parties fail to so agree, either of them may refer the matter for determination in accordance with the terms of clause 23.

      3.5 Any price adjustment agreed or determined under clause 3.4 shall have effect as from 1 January in each year (or such other date as the parties may agree), regardless of the date of agreement or determination.

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


      3.6 The Parties acknowledge that it is their intention that orders in excess of the volumes set out in Schedule 1 both in respect of Firm Commitments and Intended Quantities identified in Schedule 1 (not Replacement Products) are placed under this agreement. In this event any Added Value to which Chirex Annan would be entitled in respect of such additional orders shall be applied between the Parties in accordance with the terms of Schedule 4. Any applications under this clause shall be made at six monthly intervals, or at such other times as the Parties may agree. The Parties shall review in November of each year the procedure for such allocation which may, at the request of Glaxo Operations, be made in respect of the prices to be paid for ****. The Parties shall agree when to make such applications.

      3.7 All prices are stated exclusive of applicable taxes and VAT and, where appropriate, taxes and VAT will be added to all invoices at the rate applicable on the tax point date which shall be the date of that invoice.

4.          SUPPLY OF RAW MATERIALS

      4.1. Subject to clauses 4.2 and 4.3 Chirex Annan shall procure at its own expense all Raw Materials for the Manufacture of the Products.

      4.2. Where the Manufacturing Instructions name one or more Approved Suppliers for Other Materials, Chirex Annan shall obtain that Other Material only from an Approved Supplier thereof.

      4.3 Subject to clause 4.4 in respect of Key Materials Glaxo Operations shall select each supplier for the Key Materials and shall have the right to designate to Chirex Annan the quantity, consistent with contracted volumes, of each Key Material to be purchased from such designated supplier. The designated supplier may be Glaxo Operations itself or a member of the GW Group. The initial designated suppliers for Key Materials are listed in column 2 of Schedule 2.

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


      4.4 Chirex Annan shall not utilise any Key Materials purchased under this agreement for any purposes other than the Manufacture of the relevant Products in accordance with the terms of this agreement and to the extent that Glaxo Operations is in breach of its obligations to order the relevant Product under the terms of this agreement Glaxo Operations shall reimburse Chirex for the Key Materials therefor.

      4.5 It is acknowledged that Chirex Annan shall be entitled to Manufacture **** and utilise **** Manufactured by Chirex Annan in the production of **** under the terms of this agreement. Chirex Annan understands that Glaxo Operations or another member of the GW Group may have contractual commitments with third parties to supply **** to Glaxo Operations or other member of the GW Group and shall discuss with Glaxo Operations ways in which the production of **** by Chirex Annan may be reduced to a level consistent with such other commitments. In this respect Chirex Annan agrees that it will not without Glaxo Operations' prior written consent Manufacture more than **** of **** in 1998 nor more than **** of **** in 1999.
            Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.

5.    FORECASTS; ORDERS; DELIVERY

      5.1. For budget purposes Glaxo Operations and Chirex Annan shall meet prior to 30 August of each year to discuss forecast volumes for the next full Contract Year.

      5.2 Glaxo Operations shall communicate to Chirex Annan by 30 August of each year a draft order forecast for the next full Contract Year. The budgeted volume shall be broken down month by month (in respect of the first six months of any Contract Year) and by Quarter (in respect of the second six months of any Contract Year) and in respect of each delivery point. The Parties shall discuss at which Facility it is appropriate to Manufacture the Product.

      5.3 Glaxo Operations shall place with Chirex Annan a firm written confirmatory order specifying the required quantity of Product, the date upon which it expects such

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            Product to be available for delivery and the appropriate packaging and labelling instructions. Such confirmatory order shall be placed at least 30 days prior to the next following Quarter in respect of all Product to be Manufactured in that Quarter.

      5.4 Chirex Annan shall have 10 days from the date of receipt of the Order to suggest modifications in respect of quantities or delivery date, based on order forecasts previously communicated to Chirex Annan.

      5.5 Chirex Annan shall deliver or arrange for delivery of Products Manufactured hereunder to Glaxo Operation's facility (or such other UK site as Glaxo Operations shall indicate not less than 7 days before the date of delivery) in accordance with clause 5.3.

6.    TITLE/RISK OF LOSS

      Chirex Annan shall be responsible for loss of Products until delivery to Glaxo Operations. Title to Products and risk of loss shall be with Chirex Annan until delivery to Glaxo Operations or (in the case of deliveries outside the U.K.) to the delivery agent.

7.    PREMISES/PLANT

      7.1 Chirex Annan undertakes to Manufacture Products at either Facility. Manufacture of any Product at either Facility shall be subject to prior clearance (not to be unreasonably withheld or delayed) by Glaxo Operations that the Facility, Manufacturing environment therein, plant and services in which and by which the Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission. Products will be Manufactured meet Glaxo Operations' manufacturing and quality assurance requirements.

      7.2 Subject to the provisions of clause 7.1 Glaxo Operations shall not be required to approve which Facility Manufactures particular Products at any one time provided that Glaxo Operations is notified in advance where particular Products are to be Manufactured. However if Glaxo Operations reasonably believes that security of

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            supply of particular Products is or could be prejudiced by the quantities of Products being Manufactured at one or other of the Facilities it shall be entitled to notify Chirex Annan of such belief. Glaxo Operations shall be entitled, if it is required to do so by any regulations, to require Chirex Annan to move production between the Facilities.

8.    COVENANTS AS TO QUALITY AND QUANTITY

      8.1 Chirex Annan undertakes that the Manufacture of the Products hereunder shall be carried out in accordance with the Manufacturing Instructions and that the Products delivered to Glaxo Operations shall be in compliance with the relevant specifications set out in the Manufacturing Instructions and (if applicable) approved reference samples of such Products. Chirex Annan shall not vary the method of Manufacture of any Product without the prior written consent of Glaxo Operations. Chirex Annan shall carry out the Manufacture of the Products in accordance with CGMP.

      8.2 Glaxo Operations shall notify any non-compliance with specifications and/or approved references samples within 30 days of receipt of Product. Glaxo Operations undertakes not to process the Product unless and until such Product (or, where appropriate, samples thereof) have been subject to Glaxo Operations' quality control tests and approved as meeting the Manufacturing Instructions. Chirex Annan shall have no liability under the provisions of clause 8.1 if and to the extent that Glaxo Operations fails to carry out such test and such tests would have shown that Chirex Annan was not in compliance with its obligations under this agreement including the obligation to Manufacture the Products in accordance with the Manufacturing Instructions. Glaxo Operations shall notify Chirex Annan of any apparent or chemical defect in the Product of which it becomes aware whether as a result of its testing requirements for pharmaceutical ingredients or otherwise within 30 days of receipt of the Product by Glaxo Operations. If Glaxo Operations has given notice of any defect in the Product in accordance with this clause it shall immediately send a sample of such Product to Chirex Annan for cross-checking.

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


      8.3 In the event that any batch of any Product Manufactured by Chirex Annan and delivered to Glaxo Operations shall not comply with the relevant specification set out in the Manufacturing Instructions and/or approved reference samples of such Product Chirex Annan shall make no charge hereunder in respect of that batch provided that Chirex Annan shall have the right at its option to re-work or re-process the batch at its own expense in accordance with a procedure validated by Glaxo Operations if satisfactory recovery or utilisation of the Product shall thereby be technically feasible. Chirex Annan shall have the right to have the original non-complying Product returned to such site as it shall nominate or destroyed. Chirex Annan shall reimburse Glaxo Operations for all reasonable expenses incurred by Glaxo Operations in returning the defective batch to Chirex Annan. Any payment(s) made by Glaxo Operations pursuant to clause 3 for such Products shall not prejudice Glaxo Operations' rights under this clause.

      8.4 If Glaxo Operations and Chirex Annan do not agree on whether Chirex has Manufactured any Product in accordance with clause 8 samples of the Product in question will be submitted for testing to an independent testing laboratory acceptable to both Parties. The determination of such independent laboratory will be binding on both Parties. The cost of the testing by the independent laboratory shall be borne by the Party whose results differ from those of the independent laboratory as to whether the Product in question has not been Manufactured in accordance with this clause 8.

      8.5 Glaxo Operations assumes liability for and shall indemnify Chirex Annan against any loss, liability or expense which Chirex Annan suffers or incurs to the extent that such loss or liability results from the Manufacturing Instructions, specifications or other requirements of Glaxo Operations under this agreement. Provided that this indemnity shall not extend to physical damage suffered by Chirex Annan or personal injury to or death of its employees.

9.    SAMPLES; INSPECTIONS

      9.1. At the request of Glaxo Operations, Chirex Annan shall submit to Glaxo Operations

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            samples of such production batches of Products as Glaxo Operations shall reasonably request from time to time.

      9.2. Glaxo Operations shall have the right at Glaxo Operations' cost during normal business hours by prior appointment to have an appropriately qualified observer reasonably approved by Chirex Annan enter either Facility for the purpose of inspecting the Manufacture of Products, the storage of Raw Materials and Products in the course of Manufacture and, insofar as is necessary to determine if the Product is being Manufactured in accordance with Chirex Annan's obligations under this agreement, all records and reports relating to the Manufacture of the Products. Chirex Annan shall insofar as it is able procure such rights of entry and inspection in respect of any suppliers of Raw Materials.

      9.3. Glaxo Operations shall have the right to request Chirex Annan to provide samples of Raw Materials and Products in the course of Manufacture.

      9.4. Chirex Annan shall notify Glaxo Operations of the results of, observations of, and outcome of all inspections and/or audits of the Facilities and/or operations conducted by any Governmental Body which is relevant to the Manufacture of the Products.

10.   TECHNICAL ASSISTANCE.

      Glaxo Operations shall provide Chirex Annan upon request by Chirex Annan with such technical assistance and instructions as is reasonably necessary to enable Chirex Annan to Manufacture Products.

11.   HAZARDS

      Glaxo Operations will provide Chirex Annan with all information in Glaxo Operations' possession or which it is obliged to provide by law or under regulation relating to known hazards relating to the Manufacture and handling of the Products and the handling of the Raw Materials. The Parties recognise that Glaxo Operations selected Chirex Annan for the

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


      Manufacture of Products, inter alia, for Chirex Annan's expertise in handling chemicals required in the Manufacture of Products. Chirex Annan shall be solely responsible for compliance with all health, safety and environmental regulations and guidelines during the Manufacture of Products and the storage of Raw Materials and Products prior to delivery to Glaxo Operations.

12.   INTELLECTUAL PROPERTY; IMPROVEMENTS

      12.1 All intellectual property rights (which shall include patents, patent applications, know-how, designs, copyright and technical information) in the Manufacturing Instructions and other information relating to the Products disclosed by Glaxo Operations in contemplation of or in accordance with this agreement are and shall remain the property of Glaxo Operations.

      12.2 Glaxo Operations warrants that it or a member of the GW Group is the owner of all intellectual property rights required for the Manufacture of the Products under this agreement and that it has the right to grant a licence of such rights in accordance with the terms of clause 12.3.

      12.3 Under the terms and subject to the conditions of this agreement Glaxo Operations grants Chirex Annan a non-exclusive, royalty free, non-transferrable, non-sub-licensable right during the term of this agreement of all intellectual property rights referred to in clause
            12.1. to make, manufacture and supply Products solely to Glaxo Operations and solely to perform Chirex Annan's obligations under this agreement. Chirex Annan will have no right or licence to make, manufacture, supply, distribute or sell Products, using the intellectual property rights licensed to it under this clause for any other purpose or for or to any other person nor to make, manufacture, supply, distribute or sell any products other than the Products. To the extent that Chirex Annan and/or any other company in the Chirex Group enters into a direct Contract with **** or one of its affiliates in respect of the manufacture and supply of the Product **** (see clause 2.4) Chirex Annan shall have the right and licence under all intellectual property rights referred to in clause
            12.1 to make, manufacture and supply

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            such Product to **** or one of its affiliates.

      12.4 Each Party shall notify the other of any process improvements that it discovers or of which it learns (and in each case, which it is free to disclose) relating to the Manufacture of the Products unless the party discovering or learning of the improvement has bona fide commercial reasons for not wishing to disclose such improvements save as is envisaged under clause 3.3. All intellectual property rights in such improvements shall (whether or not disclosed) belong to Glaxo Operations but:

            12.4.1 if disclosed shall be licensed to Chirex Annan on the terms of clause 12.2; and

            12.4.2 if discovered, or learned of, by Chirex Annan and not being specific to the Products Chirex Annan shall have the right to use such improvements in relation to all products other than the Products.

13.   CONFIDENTIALITY

      13.1. Chirex Annan undertakes for itself and any of its employees having access to any of the Manufacturing Instructions relating to the Products to use the Manufacturing Instructions only for the purpose of Manufacturing Products on behalf of Glaxo Operations and to hold the same in confidence and not to disclose the Manufacturing Instructions to any other person (other than its affiliates and their professional advisers, all of whom shall be instructed to keep such information confidential) during the term of this agreement or thereafter without the written consent of Glaxo Operations. Chirex Annan hereby agrees that the Manufacturing Instructions are and shall at all times remain the property of Glaxo Operations and Chirex Annan undertakes on the termination of this agreement, unless otherwise agreed:

            13.1.1. to cease using the Manufacturing Instructions; and

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            13.1.2. not to manufacture the Products using intellectual property rights granted to Chirex Annan under this agreement on behalf of any third party; and

            13.1.3. to return to Glaxo Operations all documents relating thereto and all copies or reproductions thereof (other than one copy as proof of receipt).

      13.2. Glaxo Operations undertakes for itself and its employees to keep confidential all information regarding Chirex Annan's quality control procedures, documentation, processes, manufacturing practices and all other information acquired by Glaxo Operations in connection with this agreement relating to Chirex Annan's plant or operations, whether or not relating to Products, not to make any use of such information except in connection with its purchase of Products hereunder, and not to disclose any such information to any other person (other than its affiliates and their professional advisers, all of whom shall be instructed to keep such information confidential) during the term of this agreement or thereafter without the prior written consent of Chirex Annan.

      13.3. Clauses 13.1 and 13.2 shall not apply to any information:

            13.3.1. that is and can be shown to be already known to any member of the GW Group or Glaxo, Operations any member of the Chirex Group, as the case may be, at the time of disclosure to such Party under the provisions of this agreement; or

            13.3.2. that is or has been disclosed to Chirex Annan or Glaxo
                    Operations as the case may be, without restriction by any other person entitled to disclose the said information; or

            13.3.3. that is in the public domain or is subsequently disclosed to the public other than by a breach of this agreement; or

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            13.3.4 that is required to be disclosed by any court of competent jurisdiction or any governmental or regulatory authority.

14.   CONSENTS

      It is hereby agreed by the Parties that this agreement is made conditional upon Chirex Annan obtaining all necessary authorisations and consents and completing such formalities as may be required by any governmental or ministerial body in order for Chirex Annan to Manufacture and supply the Products in accordance with the terms of this agreement. The Parties recognise that Glaxo Operations has selected Chirex Annan to carry out the Manufacture of Products because inter alia Chirex Annan's premises, plant and operations are to a standard that is acceptable to the US Food and Drug Administration. Without prejudice to the generality of the foregoing, Chirex Annan undertakes to maintain all necessary FDA approvals.

15.   ASSIGNMENT

      15.1 The obligations of Chirex Annan under this agreement may be performed by any company within the Chirex Group. Subject to clause
            15.2 Chirex Annan may not at any time delegate, transfer or assign all or any part of this agreement or the benefits thereof to any person without the prior written consent of Glaxo Operations, and Chirex Annan hereby acknowledges that the rights and obligations contained herein are solely personal to Chirex Annan.

      15.2 Chirex Annan may assign this agreement to any company within the Chirex Group and, upon prior notice to Glaxo Operations to any funder of Chirex Annan.

      15.3 Glaxo Operations may not at any time delegate transfer or assign all or any part of this agreement or the benefits hereof to any person without the prior written consent of Chirex Annan and Glaxo Operations hereby acknowledges that the rights and obligations contained herein are solely personal to Glaxo Operations. Glaxo

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            Operations may with the prior written consent of Chirex Annan (such consent not to be unreasonably withheld or delayed) assign this agreement to any company within the GW Group.

16.   DURATION

      16.1 Subject to the provisions of clauses 16.2 and 16.3 this agreement shall commence on the date first above written and shall continue in force until 31 December 2002. This agreement shall be automatically renewed by successive periods of 12 months unless terminated by either Party at the end of its initial term or at the end of any renewal period (in either such case) by 24 months prior written notice given to the other Party to that effect and the minimum level of orders for any such extended period shall be as agreed between the Parties.

      16.2 In addition to any rights to terminate this agreement herein elsewhere provided:

            16.2.1 either Party shall have the right to terminate this agreement forthwith by giving written notice to the other Party if the other Party becomes insolvent or goes into liquidation (other than a voluntary liquidation for the purpose of amalgamation or reconstruction) or shall have any form of receiver appointed over the whole or any part of its assets or shall enter into any arrangement or composition with creditors or shall cease business;

            16.2.2 if either Party shall commit or allow to be committed (other than by reason of Force Majeure) a material breach of any of the provisions on its part to be observed and, after written notice from the other Party indicating if there is another material breach it intends to terminate this agreement and such a further material breach arises the other Party shall have the right to terminate this agreement by giving written notice to the defaulting Party provided that in the case of a breach capable of being made good if the defaulting Party shall make good the said breach within 30 days after the said notice shall have been given the said notice shall not be effective;

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            16.2.3 if either Party shall commit or allow to be committed (other than by reason of Force Majeure) a material breach of any of the provisions on its part to be observed and, after written notice from the other Party indicating if there is another material breach it intends to terminate this agreement and a further material breach arises in relation to a Product the other Party shall have the right to terminate this agreement in relation to that Product only by giving written notice to the defaulting party provided that in the case of a breach capable of being made good if the defaulting Party shall make good the said breach within 30 days after the said notice shall have been given the said notice shall not be effective.

      16.3  16.3.1 Glaxo Operations may terminate this agreement upon 60 days notice to Chirex Annan upon the occurrence prior to December 31, 2002 of a Change in Control of Chirex Annan.

            16.3.2 A "Change in Control of Chirex Annan" shall mean that a party
                   (other than a Permitted Owner and other than Chirex Inc. or any entity controlled by Chirex Inc.) shall have acquired, directly or indirectly, more than 50%, on a fully diluted basis, of the voting securities of Chirex Annan or (as the case may be) Chirex Inc.

            16.3.3 A Permitted Owner means any entity (other than an entity which is itself or through one or more of its affiliates one of the 30 largest pharmaceutical companies, as determined by reference to the most current annual revenues as published by I.M.S.) that

                   16.3.3.1 is experienced in or has senior and operating
                            management, including personnel retained at the Facility (or other facilities permitted to Manufacture and supply Products hereunder), who are experienced in pharmaceutical manufacturing under CGMPs, including fine chemicals, intermediates and bulk

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


                            activities; and

                   16.3.3.2 has sufficient financial resources and liquidity to satisfy the requirements for working capital necessary to operate such facilities as aforesaid in the manner required to Manufacture and supply Products and perform all the obligations of Chirex Annan under this agreement; and

                   16.3.3.3 is in good standing with the FDA and has for five years prior to the Change in Control of Chirex had a satisfactory record of regulatory compliance with the FDA and the other applicable Governmental
                            Bodies exercising similar functions except to the extent any non compliance would not reasonably be expected to have a material adverse effect on the ability of such entity to operate facilities of the type described in clause 16.3.3.1; and

                   16.3.3.4 is not (and has no affiliate that is) at the time of the Change of Control of Chirex Annan, or the five year period prior thereto engaged in any litigation or arbitration involving a member of the GW Group or the manufacture of products for the GW Group, in either case only if such litigation or arbitration involves significant amounts to the GW Group.

      16.4. On termination of this agreement Glaxo Operations shall in accordance with the terms of this agreement purchase any and all stocks of Products which are not defective in the possession of Chirex Annan (for which Chirex Annan shall invoice Glaxo Operations in accordance with clause 3) and any Raw Materials and intermediates purchased by Chirex Annan for the purposes of this agreement and which is not excessive to meet Chirex Annan's requirements for stock to fulfil its expected obligations under this agreement where such excessive stock has not been purchased in good faith by Chirex Annan (for which Chirex Annan shall invoice

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            Glaxo Operations the price paid by Chirex Annan for them) Provided that Chirex Annan shall be entitled to complete the Manufacture of any Product which is in process.

      16.5. The termination of this agreement shall be without prejudice:

            16.5.1. to the obligations of the Parties to remit in full all payments accrued due and payable at the effective date of such termination;

            16.5.2. to the provisions of Clauses 12, 13, 18 and 19;

            16.5.3 to any other right or remedy available to either Party at such termination.

17.   DENIAL OF RIGHTS

      Nothing herein contained shall be interpreted as granting or be deemed to grant Chirex Annan or any member of the Chirex Group any right, title or interest of any kind whatsoever in or under any patent claiming any of the Products.

18.   PRODUCT COMPLAINTS; ADVERSE EVENT REPORTS

      18.1. Chirex Annan acknowledges that Glaxo Operations shall be solely responsible for receiving, recording and responding to all customer enquiries and complaints and all reports of alleged adverse events relating to the final products which are produced from the Products. In so responding Glaxo Operations shall have due regard to the reputation and commercial interests of Chirex Annan. Glaxo Operations shall be solely responsible for reporting all such matters to Governmental Bodies in accordance with applicable laws. Chirex Annan shall provide Glaxo Operations with any technical information relating to investigations, and Manufacture of the Products reasonably necessary to enable Glaxo Operations to perform such obligations.

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


      18.2 The provisions of clause 18.1 shall survive expiration or termination of this agreement.

19.   INDEMNITIES

      19.1. Chirex Annan shall be liable for and shall indemnify Glaxo Operations against any loss, claim, damage, expense, or liability arising out of;

            19.1.1. any breach of the terms of the agreement by Chirex Annan, including without limitation any failure to Manufacture the Products in accordance with this agreement;

            19.1.2. any negligence, storage or handling of the Products by
                    Chirex Annan prior to delivery to Glaxo Operations; and

            19.1.3. any wilful act or omission of Chirex Annan or its employees, agents or other contractors with respect to the Products.

      19.2. Glaxo Operations shall be liable for and shall indemnify Chirex Annan against any loss, claim, damage, expense or liability arising out of:

            19.2.1 any infringement of any third party intellectual property arising from Chirex Annan's Manufacture of the Products in accordance with the provisions of this agreement;

            19.2.2 the marketing and the sale of the Products (or products into which the Products are incorporated) provided that Glaxo Operations shall not be required to indemnify Chirex Annan in accordance with the foregoing to the extent that Chirex Annan is obliged to indemnify Glaxo Operations pursuant to the provisions of clause 19.1

            19.2.3 the handling or use of the Product following delivery by
                   Chirex Annan.

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


      19.3. Where one Party ("the Indemnifier") is required to indemnify the other ("the Indemnified") in accordance with clause 8.5 or this clause 19 it shall be a condition of such Indemnity that:

            19.3.1. the Indemnified promptly notifies the Indemnifier in writing of the claim or the threat of a claim;

            19.3.2 the Indemnified accepts and acts upon the reasonable requests of the Indemnifier as to the manner in which and the means by which the claim or threat is dealt with; and

            19.3.3 the Indemnified shall not have compromised the position by unnecessary admissions or statements or conduct in a way which could prejudice the defence of any such claim or threat.

20.   INSURANCE

      20.1. Unless otherwise agreed in writing, Chirex Annan shall, at its own expense, carry and maintain during the term of this agreement the following insurance's under policies and with companies satisfactory to Glaxo Operations and in amounts per event no less than that specified for each type:-

            20.1.1. Public Liability Insurance for a sum assured of not less than (pounds)1,000,000 (one million pounds); and

            20.1.2. Product Liability Insurance for sum assured of not less than
                    (pounds)5,000,000 (five million pounds).

      20.2 On request Chirex Annan shall have its insurance carrier or carriers furnish to Glaxo Operations certificates that all insurance required under this agreement is in force, such certificates to indicate any deductible and/or self-insured retention and stipulate

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            that the insurance will not be cancelled while this agreement is in effect without (prior written notice to Glaxo Operations. Chirex Annan shall on request permit Glaxo Operations to examine original insurance or other protective policies issued in compliance with the requirements hereof. Should Chirex Annan at any time neglect or refuse to provide or cause not to be provided the insurance required herein, or should such insurance be cancelled, Glaxo Operations shall have the right to procure the same and the cost thereof shall be deducted from monies then due or thereafter to become due to Chirex Annan.

21.   FORCE MAJEURE

      Any failure or delay in performance hereunder shall be excused if and to the extent such failure or delay is due to Force Majeure; provided that the Party seeking to excuse its performance shall (a) promptly notify the other Party of the cause therefor and (b) use its best efforts to remedy or remove the cause therefor. Neither Party shall have the right or action against the other for any failure or delay. If the performance of any material obligation under this agreement is delayed or prevented owing to Force Majeure for any continuous period of more than 6 months, the Party not affected by such Force Majeure shall have the right to terminate this agreement by serving written notice to that effect on the other party.

22.   NOTICES

      Any notice or consent required to be given by either Party shall be addressed in writing to the company secretary of the Party for whom it is intended at the address listed on the first page hereof (or such other address as a party may from time to time designate by written notice) and shall be deemed to have been duly served at the time that it would have been received in the ordinary course of post. Any notice served on Chirex Annan shall be copied to the Managing Director and Finance Director at Chirex Dudley Limited, Dudley, Cramlington, Northumberland NE23 7QG.

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


23.   DISPUTE RESOLUTION

      The Parties shall endeavour to settle amicably any dispute between them of a financial nature arising in connection with this agreement. If no amicable settlement can be arrived at within a reasonable time period then either Party may refer such matter to an independent firm of Chartered Accountants nominated jointly by them or if no such nomination is made within 14 days after the expiry of one Party requiring nomination, nominated at the request of either of them by the President for the time being of the Institute of Chartered Accountants in England and Wales. The Accountants so nominated shall be entitled to ask for and inspect the working papers, records and documents of both Parties as they may reasonably consider necessary. In making their determination, the said Accountants shall act as experts and not as arbitrators, their decision shall (in the absence of manifest error) be final and binding on the Parties and their fees shall be borne and paid by the Parties in such proportions as the Accountants determine in the light of the respective contentions of the Parties, and the Accountants' determination.

24.    PUBLICITY

      Neither Party shall issue any press release or other publicity materials or make any representation with respect to the existence of this agreement or the subject matter thereof without the prior written consent of the other Party. However, this restriction shall not apply to announcements required by law or regulation or the regulations of any recognised stock exchange or under the requirements of the U.S. Securities Act 1933 and the Securities Exchange Act 1934 except that in such event the Parties shall co-ordinate to the extent possible with respect to the wording of any such announcement.

25.   CONTRACT ADMINISTRATION


      25.1 The Parties shall establish points of contact for, respectively, matters of a commercial nature and a technical/quality nature relating to the performance of this agreement to whom matters will be referred in the first instance. Such points of contact may be

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


            changed at any time by either Party on notification of such change to the other Party.

      25.2 Through their nominated representatives the Parties shall meet on such basis as shall be agreed from time to time (but no less than quarterly) to discuss Glaxo Operations' forecast for the Products and production matters relating to delivery of Products requested by Glaxo Operations.

26.   LIABILITY

      In no event shall the aggregate liability of Chirex Annan or any other member of the Chirex Group under this agreement exceed (pounds)10,000,000 (ten million pounds) in any period of 12 months.

27.   WAIVER

      The failure on the part of either Party to exercise or enforce any right conferred upon it shall not be deemed to be a waiver of any such right or operate to bar the exercise or enforcement thereof at any time or times thereafter.

28.   CONSENT TO JURISDICTION

      With respect to any suit, action or proceeding relating to this agreement, each Party irrevocably submits to the jurisdiction of the English courts and waives any objection which it may have any time to laying of venue of any proceedings brought in any such court. Each party irrevocably consents to service of process given in the manner for notices in clause 22.

29.   ENTIRETY

      This agreement constitutes the entire agreement between the Parties relating to Manufacture of the Products, and this agreement shall not be considered cancelled or amended in any respect unless done so in writing signed on behalf of the Parties.

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


30.   LAW

      This agreement shall be construed and have effect in all respects in accordance with English law.

31.   SUCCESSORS AND ASSIGNS

      This agreement shall be binding upon and enure for the benefit of both Parties and their successors and permitted assigns as the case may be.

32.   PARTIES

      Chirex Holdings is a party to this agreement only to receive the benefit of clause 15.

As WITNESS the hands of the duly authorised signatories on behalf of the Parties the day and year first above written.

                                   SCHEDULE 1

------------------------------------------------------------------------------------------------------------------------------------
                     1997                                  1998                                   2000
                     ----                                  ----                                   ----
Products     tns     (pounds)/kg     (pounds)m     tns     (pounds)/kg     (pounds)m     tns     (pounds)/kg     (pounds)m     tns
--------     ---     -----------     ---------     ---     -----------     ---------     ---     -----------     ---------     ---


****

                2001                                   2001                                 2002
                ----                                   ----                                 ----
Products        (pounds)/kg     (pounds)m     tns     (pounds)/kg     (pounds)m     tns     (pounds)/kg     (pounds)m
--------        -----------     ---------     ---     -----------     ---------     ---     -----------     ---------

****

                                                       )                                    )


                                                       )                                    )

                                                       )                                     )

                                                       )                                     )

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


                                   SCHEDULE 2

Key Materials

            Material                Initial designated supplier
            --------                ---------------------------

            ****                          ****

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


                                   SCHEDULE 3

                Notional Capacity Requirements (see clause 2.6.3)

Product           Contract Year    Notional capacity at
-------           -------------    Commencement of Contract
                                   Year (tpa)
                                   ------------------------

                                   Annan             Dudley
                                   -----             ------

****              1998             ****              ****

                  1999

                  2000

                  2001

                  2002


                  1998

                  1999

                  2000

                  2001

                  2002


                  1998

                  1999

                  2000

                  2001

                  2002

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


                  1998

                  1999

                  2000

                  2001

                  2002


                  1998

                  1999

                  2000

                  2001

                  2002


                  1998

                  1999

                  2000

                  2001

                  2002


                  1998

                  1999

                  2000

                  2001

                  2002

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


                                   SCHEDULE 4
                            Formula for Profit Share

In the event of additional volume to that set out in Schedule 1. (Both in respect of Firm Commitment and Intended Quantities.)

Profit share will be based on:- **** of

Additional turnover less direct cost and engineering and development costs.

                        Existing Products      New Products
                        -----------------      ------------


Direct cost defined as:-

                        ****% Raw Materials    ****% Raw Materials


                        ****% Labour           ****% Labour


                        ****% Utilities and    ****% Utilities and
                        Consumables            Consumables

                                               ****% Depreciation


SIGNED by David Pulman        )
on behalf of                  )     /s/ D. Pulman
GLAXO OPERATIONS UK           )
LIMITED in the presence of:   )

/s/ P.R. Jones

P.R. Jones
Solicitor

SIGNED by Alan R. Clark       )
on behalf of                  )     /s/ A.R. Clark
CHIREX (ANNAN) LIMITED        )
in the presence of:           )

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions are marked **** and have been filed separately with the Commission.


SIGNED by Alan R. Clark       )
on behalf of                  )     /s/ A.R. Clark
CHIREX (HOLDINGS)             )
LIMITED                       )
in the presence of:           )